Goodwill Impairment	12 Months Ended
Dec. 31, 2011
Goodwill Impairment [Abstract]
Goodwill Impairment

2. GOODWILL IMPAIRMENT

Effective with the December 1, 2011 test, we adopted new accounting guidance (see Note 1) that allows for a qualitative assessment in which we considered macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and other relevant events. Based on the results of the 2011 assessment, we concluded that no further testing for impairment was required. Testing for impairment performed for 2010 and 2009 resulted in no additional testing and no impairment.

In the fourth quarter of 2008, we recorded a goodwill impairment charge totaling $860 million, which was not deductible for income tax-related purposes. The impairment primarily arose from the 2008 dislocation in the capital markets that increased interest rate spreads and the resulting discount rates used in estimating fair values and the effect of declines in market values of debt and equity securities of comparable companies.

The 2008 impairment determination involved significant assumptions and judgments in estimating enterprise values and the fair values of assets and liabilities. The calculations supporting the impairment determination utilized models that took into consideration multiple inputs, including debt yields, equity prices of comparable companies and other inputs. Those models were generally used in developing long-term forward discount rates for determining enterprise value and fair values of certain individual assets and liabilities. The fair value measurements resulting from such models are classified as Level 3 non-recurring fair value measurements consistent with accounting standards related to the determination of fair value.